Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

(in thousands, except share data)

	September 30,	September 30,
	(1)	(2)
	December 31,	December 31,
	2011	2010
ASSETS
Cash and due from banks	$12,074	$12,758
Interest bearing deposits with banks	2,100	218
Federal funds sold	—	12,300

Cash and cash equivalents	14,174	25,276

Interest bearing time deposits with banks	1,096	1,345
Securities available for sale	111,281	79,923
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,700	2,088
Investment in unconsolidated subsidiary	3,796	3,550

Total loans, net of unearned interest	289,681	298,102
Less: Allowance for loan losses	(2,931)	(2,824)

Total loans, net of allowance for loan losses	286,750	295,278
Premises and equipment, net	6,710	7,067
Other real estate owned	427	412
Bank owned life insurance and annuities	14,069	13,568
Core deposit intangible	209	254
Goodwill	2,046	2,046
Accrued interest receivable and other assets	5,175	4,946

Total assets	$447,433	$435,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$64,751	$60,696
Interest bearing	321,914	316,094

Total deposits	386,665	376,790

Securities sold under agreements to repurchase	3,500	3,314
Other interest bearing liabilities	1,244	1,200
Accrued interest payable and other liabilities	6,304	4,473

Total liabilities	397,713	385,777
Stockholders’ Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,228,218 shares at December 31, 2011;
4,257,765 shares at December 31, 2010	4,746	4,746
Surplus	18,363	18,354
Retained earnings	38,900	37,868
Accumulated other comprehensive loss	(2,256)	(1,465)
Cost of common stock in Treasury:
517,608 shares at December 31, 2011;
488,061 shares at December 31, 2010	(10,033)	(9,527)

Total stockholders’ equity	49,720	49,976

Total liabilities and stockholders’ equity	$447,433	$435,753

(1)	Unaudited
(2)	Unaudited, but derived from audited financial statements. Does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(in thousands, except share data)

	September 30,	September 30,	September 30,	September 30,
	(1)	(1)	(1)	(2)
	Three Months Ended December 31,		Twelve Months EndedDecember 31,
	2011	2010	2011	2010
Interest income:
Loans, including fees	$4,380	$4,781	$17,857	$19,537
Taxable securities	346	220	1,240	973
Tax-exempt securities	212	232	901	1,016
Federal funds sold	—	3	5	10
Other interest income	7	9	30	38

Total interest income	4,945	5,245	20,033	21,574

Interest expense:
Deposits	1,032	1,233	4,560	5,387
Securities sold under agreements to repurchase	1	1	3	3
Short-term borrowings	1	—	1	1
Long-term debt	—	—	—	99
Other interest bearing liabilities	7	3	27	12

Total interest expense	1,041	1,237	4,591	5,502

Net interest income	3,904	4,008	15,442	16,072
Provision for loan losses	100	104	364	741

Net interest income after provision for loan losses	3,804	3,904	15,078	15,331

Noninterest income:
Trust fees	72	78	388	378
Customer service fees	331	324	1,346	1,428
Earnings on bank-owned life insurance and annuities	112	117	478	510
Commissions from sales of non-deposit products	52	57	273	358
Income from unconsolidated subsidiary	66	71	263	250
Securities impairment charge	—	—	—	(40)
Gain on sale or call of securities	—	—	6	31
Gain on sales of other assets	28	43	56	79
Other noninterest income	297	261	1,192	940

Total noninterest income	958	951	4,002	3,934

Noninterest expense:
Employee compensation expense	1,348	1,226	5,258	5,052
Employee benefits	528	383	1,686	1,565
Occupancy	226	247	957	939
Equipment	130	162	569	565
Data processing expense	331	320	1,326	1,397
Director compensation	63	74	284	335
Professional fees	121	158	462	515
Taxes, other than income	122	90	496	469
FDIC Insurance premiums	78	99	369	534
Amortization of intangibles	11	11	45	45
Other noninterest expense	300	348	1,406	1,304

Total noninterest expense	3,258	3,118	12,858	12,720

Income before income taxes	1,504	1,737	6,222	6,545
Provision for income taxes	368	433	1,542	1,630

Net income	$1,136	$1,304	$4,680	$4,915

Earnings per share
Basic	$0.27	$0.31	$1.10	$1.14
Diluted	$0.27	$0.31	$1.10	$1.14
Cash dividends declared per share	$0.22	$0.21	$0.86	$0.82
Weighted average basic shares outstanding	4,235,391	4,267,847	4,241,286	4,297,443
Weighted average diluted shares outstanding	4,238,318	4,271,225	4,244,507	4,300,966

(1)	Unaudited
(2)	Unaudited, but derived from audited financial statements. Does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	September 30,	September 30,
	For the Quarter Ended
	December 31,	September 30,
	2011	2011
Interest income:
Loans, including fees	$4,380	$4,401
Taxable securities	346	328
Tax-exempt securities	212	222
Federal funds sold	—	1
Other interest income	7	8

Total interest income	4,945	4,960

Interest expense:
Deposits	1,032	1,162
Securities sold under agreements to repurchase	1	1
Short-term borrowings	1	—
Other interest bearing liabilities	7	6

Total interest expense	1,041	1,169

Net interest income	3,904	3,791
Provision for loan losses	100	60

Net interest income after provision for loan losses	3,804	3,731

Noninterest income:
Trust fees	72	109
Customer service fees	331	354
Earnings on bank-owned life insurance and annuities	112	123
Commissions from sales of non-deposit products	52	53
Income from unconsolidated subsidiary	66	66
Gain on sales of other assets	28	14
Other noninterest income	297	300

Total noninterest income	958	1,019

Noninterest expense:
Employee compensation expense	1,348	1,318
Employee benefits	528	334
Occupancy	226	236
Equipment	130	138
Data processing expense	331	336
Director compensation	63	74
Professional fees	121	111
Taxes, other than income	122	123
FDIC Insurance premiums	78	73
Amortization of intangibles	11	12
Other noninterest expense	300	368

Total noninterest expense	3,258	3,123

Income before income taxes	1,504	1,627
Provision for income taxes	368	413

Net income	$1,136	$1,214

Earnings per share
Basic	$0.27	$0.29
Diluted	$0.27	$0.29
Cash dividends declared per share	$0.22	$0.22